                                                                    Exhibit 10.5



                                  BANCTEC, INC.

                        1996 EMPLOYEE STOCK PURCHASE PLAN

                            (effective June 1, 1996)

                                 BANCTEC, INC.
                       1996 EMPLOYEE STOCK PURCHASE PLAN
                           (effective June 1, 1996)

                                   ARTICLE I
                                NATURE OF PLAN

               This employee stock purchase plan is hereby established for the purpose of providing all eligible employees of BancTec, Inc. and of its subsidiary corporations (within the meaning of Sections 424(e) and (f) of the Code) with the opportunity to acquire a proprietary interest in BancTec, Inc., increasing their interest in the Company's welfare, and encouraging them to remain in the employ of the BancTec, Inc.

                            ARTICLE II DEFINITIONS
                               AND CONSTRUCTION

               Section 2.1 Definitions. For the purpose of this Plan, the
                           -----------
following definitions shall apply unless the context requires otherwise:

               (a) "Administration Committee" shall mean the Plan Administration Committee as from time to time constituted pursuant to Section 6.1.

               (b) "Board of Directors" shall mean the Board of Directors of BancTec, Inc. unless otherwise indicated or the context otherwise requires.

               (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (d) "Company" shall mean BancTec, Inc. and any of its subsidiary corporations (within the meaning of Sections 424(e) and (f) of the Code) or any successor thereto which shall adopt this Plan.

               (e) "Compensation" shall mean the regular base salary or hourly wages paid to a Participant during such individual's period of participation in the Plan and which are subject to withholding for Federal income tax purposes, plus any salary reduction contributions made by the Participant attributable to such regular base salary or hourly wages under any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Company or any affiliate. Compensation shall not include (i) overtime payments, bonuses, commissions based on sales, profit-sharing distributions and other incentive-type payments and (ii) any and all contributions made on the Participant's behalf by the Company under any employee benefit or welfare plan now or hereafter established (other than the Code
Section 401(k) or Code Section 125 contributions described above).

               (f) "Effective Date" shall mean June 1, 1996; provided, however, that if the Plan is not approved by the stockholders of the Company within the twelve month period immediately subsequent to the date the Plan was adopted by the Board of Directors, the Plan shall not be qualified as an "employee stock purchase plan" under the provisions of Section 423 of the Code.

               (g) "Employee" shall mean any person who, on or after the Effective Date, is an employee (within the meaning of Sections 423 and 3401(c) of the Code) of the Company.

               (h) "Employer" shall mean the Company.

               (i) "Exercise Date" shall mean the last day of the Exercise
Period.

               (j) "Exercise Period" shall mean the month of December. The Exercise Period shall be the period during which Participants may exercise their options, in whole or in part.

               (k) "Offering Period" shall mean the first 15 days of the month of December immediately preceding the Payroll Deduction Period beginning on January 1st, except the initial Offering Period shall be the period June 1, 1996 to June 15, 1996. The Offering Period shall be the period during which each eligible Employee shall determine whether and to what extent he desires to participate in the Plan by electing to authorize payroll deductions to be effective during the Payroll Deduction Period immediately subsequent to the Offering Period.

               (l) "Option Price" shall mean  the lesser of:

                   (i) Eighty-five percent (85%) of the fair market value of
               the stock on the date the option was granted, the first day of the Offering Period, or

                  (ii) Eighty-five percent (85%) of the fair market value of the stock on the Exercise Date.

               For these purposes, the fair market value of the stock on any given date shall be determined by taking the closing price on such date of such stock, as reported on the New York Stock Exchange ("NYSE") (or if there shall be no trading on such date, then on the first previous date on which there is such trading).

               (m) "Participant" shall mean an Employee or former Employee to whom an option has been granted hereunder and who has elected to participate herein by authorizing payroll deductions.

               (n) "Payroll Deduction Account" shall mean that separate account maintained hereunder to record the amount of a Participant's wages that have been withheld hereunder.

               (o) "Payroll Deduction Period" shall mean the period January 1st through December 31st, except that, the initial Payroll Deduction Period shall be the period July 1, 1996 to December 31, 1996. Notwithstanding the foregoing, the Payroll Deduction Period with respect to a given Participant shall end on the date that the Participant receives his last paycheck from the Employer after his employment with the Employer terminates.

               (p) "Plan" shall mean the BancTec, Inc. 1996 Employee Stock Purchase Plan, as embodied herein and as amended from time to time.

               (q) "Plan Year" shall mean each calendar year, which calendar year shall be the Plan's fiscal year.

               Section 2.2 Word Usage. Except when otherwise indicated by the
                           ----------
context, any masculine terminology used herein also includes the feminine and neuter, and vice versa, and the singular shall also include the plural, and vice versa. The words "hereof", "herein" and "hereunder", and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or section. All references to Sections or Articles shall mean and refer to Sections and Articles contained in this Plan unless otherwise indicated.

               Section 2.3 Construction. It is the intention of the Company that
                           ------------
the Plan be qualified as an employee stock purchase plan under the provisions of
Section 423 of the Code, and all provisions shall be construed to that result. Moreover, the provisions of the Plan shall apply only to an Employee who is in the employ of the Company on or after the Effective Date.


                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION


               Section 3.1 Eligibility. Options may be granted under the Plan
                           -----------
only to eligible Employees. An eligible Employee is any Employee whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year and who has or will have completed ninety
(90) continuous days of employment with the Company by the first day of the Payroll Deduction Period.

               Section 3.2 Election to Participate. Any Employee who is eligible
                           -----------------------
to participate herein may become a Participant by filing a written election to participate with the Administration Committee and by authorizing payroll deductions during the Offering Period under Section 4.1. An Employee may elect to participate for less than the maximum number of shares to which he is entitled by authorizing a payroll deduction under Section 4. 1 of a percentage of Compensation less than the percentage determined by the Board of Directors under Section 5.1(b).

               Section 3.3 Waiver of Participation. An Employee who is otherwise
                           -----------------------
eligible to participate herein may waive his right to participate for any Payroll Deduction Period by declining to authorize a payroll deduction. Such declination must be filed in writing with the Administration Committee in the time and manner specified thereby. The filing of a written declination shall result in the Employee's waiver of participation only for the Payroll Deduction Period to which it relates and shall be irrevocable with respect to such Payroll Deduction Period. An Employee's waiver of participation for a specified Payroll Deduction Period shall not, in and of itself, adversely impact the right of such Employee to participate in the Plan during any subsequent Payroll Deduction Period except those with respect to which he files additional written declinations with the Administration Committee in accordance with the provisions of this Section 3.3.

                                  ARTICLE IV
                        PAYROLL DEDUCTION AUTHORIZATION

               Section 4.1 Payroll Deductions. Each Employee who is eligible and
                           ------------------
elects, pursuant to Article III, to participate herein and who is granted options pursuant to Section 5.1, shall authorize the making of payroll deductions to fund the purchase of the stock he may purchase pursuant to the option granted to him hereunder. Deductions shall be made at the regular payroll periods applicable to the Participant and shall be credited to the Participant's Payroll Deduction Account. A Participant may not make any additional payments into such account. The authorized payroll deduction shall continue in effect for the Payroll Deduction Period and for each subsequent Payroll Deduction Period, except to the extent such rate is changed in accordance with the terms of the Plan.

               (a) Amount of Payroll Deductions. Subject to such dollar or
                   ----------------------------
percentage limitations during an Offering Period as the Board of Directors shall determine, if any, and to the restrictions of Section 5.3, a Participant may authorize payroll deductions in an amount of not less than one percent (1%) nor more than ten percent (10%) (in multiples of one percent (1%)) of his Compensation for the Payroll Deduction Period.

               (b) Change in Authorization. Except to the extent provided in
                   -----------------------
Section 4.1(c), a Participant may not vary the amount of his payroll deduction for any Payroll Deduction Period. He may, by notice to the Administration Committee, elect to change his payroll deduction rate, within the limits specified in subsection (a) of this Section 4.1, during the immediately following Offering Period, effective for the immediately following Payroll Deduction Period.

               (c) Discontinuance of Payroll Deductions. A Participant may
                   ------------------------------------
revoke his payroll deduction authorization effective on the first day of any pay period by filing a notice thereof with the Administration Committee at least twenty (20) days in advance of the effective date of such revocation. Upon discontinuance of payroll deductions, a Participant may withdraw the total amount credited to his Payroll Deduction Account in accordance with the provisions of Sections 4.2 and 4.3, or he may file written notice of his intent to allow the funds in his Payroll Deduction Account to remain in such Account until the Exercise Period, at which time he may elect to exercise the option in whole or in part, in accordance with Section 5.5.

               (d) Automatic Change or Discontinuance of Payroll Deductions. The
                   --------------------------------------------------------
Administration Committee may unilaterally change or discontinue a Participant's payroll deduction authorization if necessary to satisfy the restrictions of
Section 5.3 or otherwise to satisfy the requirements of the Plan or Section 423 of the Code.

               Section 4.2 Withdrawal of Payroll Deduction Account.
                           ---------------------------------------

               (a) As of the effective date that a Participant discontinues his payroll deduction he may withdraw the balance credited to his Payroll Deduction Account by filing a written request therefor with the Administration Committee.

               (b) Notwithstanding anything contained herein to the contrary, any amounts remaining credited to a Participant's Payroll Deduction Account on the last day of the Payroll Deduction Period, after taking into account the exercise of an option, in whole or in part, if any, shall be refunded to the Participant; except that, any payroll deductions not applied to the purchase of shares of stock on any Exercise Date because they are not sufficient to purchase a whole share of stock shall be held for the purchase of stock on the next Exercise Date.

               (c) Notwithstanding anything contained herein to the contrary, any amounts remaining credited to a Participant's Payroll Deduction Account on the day a Participant's employment with the Company terminates for any reason shall be refunded to the Participant.

               Section 4.3 Forfeiture of Right to Deduct. In the event a
                           -----------------------------
Participant revokes his payroll deduction authorization and withdraws the amount credited to his Payroll Deduction Account, he shall not be permitted to redeposit such sum at a later date, nor shall he be permitted to resume payroll deductions until the first day of the immediately following Payroll Deduction Period.

               Section 4.4 Forfeiture of Right to Exercise Options. In the event
                           ---------------------------------------
of a withdrawal by a Participant of the amount credited to his Payroll Deduction Account, the Participant shall forfeit all rights to any option granted to him with respect to the withdrawn amounts.

               Section 4.5 Subsequent Participation. A Participant who revokes
                           ------------------------
his payroll deduction authorization will not participate in any subsequent offering until he has filed a new election with regard to such offering.


                                   ARTICLE V
                                    OPTIONS


               Section 5.1 Grant of Options. For each Plan Year, unless the
                           ----------------
Board of Directors determines otherwise, the Administration Committee shall make an offering under which options to purchase Company stock are granted to all Employees eligible to participate in the Plan pursuant to Section 3.1. Except as provided in Sections 5.1(b) and 5.3 of the Plan, all Employees granted options under the Plan shall have the same rights and privileges.

               (a) Date of Grant. All options granted hereunder shall be granted
                   -------------
on the same date, which date shall be the first day of the Offering Period.

               (b) Amount of Grant. Subject to the restrictions of Section 5.3,
                   ---------------
each Employee who is eligible to participate herein and to whom the offering is to be made shall be granted an option to purchase up to that number of whole shares of Company stock which can be purchased at the Option Price with an amount equal to such percentage of an Employee's Compensation, as the Board of Directors determines, for the annual offering, but not to exceed ten percent (10%) of an Employee's Compensation for the Plan Year.

               (c) Number of Shares. The number of shares of stock purchasable
                   ----------------
by a Participant on each Exercise Date shall be the number of whole shares, subject to Section 5.3(a), obtained by dividing the amount collected from the Participant through payroll deduction during the Payroll Deduction Period ending with that Exercise Date (together with any carryover deductions from the preceding purchase period) by the Option Price in effect for that Exercise Date.

               Section 5.2 Stock Subject to Plan. The stock purchased under the
                           ---------------------
Plan shall be either authorized and unissued shares or issued shares heretofore or hereafter reacquired by the Company. Further, if for any reason any option granted under the Plan terminates, in whole or in part, without being exercised in full, shares subject to such terminated option which have not been exercised may be subjected to a new option under the Plan.

               (a) Maximum  Number of Shares.  Options  may not be granted
                   -------------------------
hereunder pursuant to which more than 500,000shares of Company stock may be purchased.

               (b) Adjustments Upon Changes in Capitalization. Notwithstanding
                   ------------------------------------------
the foregoing provision, in the event of any change in the number or kind of outstanding shares of Company stock subject to options hereunder effected without receipt of consideration therefor by the Company, by reason of a stock dividend, stock split, combination, exchange of shares or other recapitalization, merger, or otherwise, in which the Company is the surviving corporation, an appropriate and proportionate adjustment shall be made in the number or kind of shares as to which options are or may be granted hereunder. A corresponding adjustment changing the number or kind of shares allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, in the outstanding options shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment, if appropriate, in the price for each share of stock covered by the option. In the event of a dispute concerning such adjustment, the decision of the Administration Committee shall be conclusive. The number of shares subject to any option granted hereunder shall be automatically reduced by any fraction included therein which results from any adjustment made pursuant to this Section 5.2(b).

               (c) Transfer of Control. Further, in the event of a sale of all
                   -------------------
or substantially all of the assets of the Company; a merger or consolidation (other than a merger effecting a reincorporation of the Company in another state or any other merger or a consolidation in which the stockholders of the surviving corporation and their proportionate interests therein immediately after the merger or consolidation are substantially identical to the stockholders of the Company and their proportionate interests therein immediately prior to the merger or consolidation) in which the Company is not the surviving corporation; or any other transaction or series of transactions resulting in a person or entity becoming the owner of 50% or more of the total combined voting power of all classes of stock of the Company, then the Company shall, at its option, either (i) substitute for the shares subject to the unexercised portions of such outstanding options an appropriate number of shares of each class of stock or other securities of the reorganized or merged or consolidated corporation which were distributed to the stockholders of the Company with respect to such shares (or, as appropriate, in the case of an acquisition of the Company by another corporation, substitute the shares of the acquiring corporation for the shares of the Company), or (ii) cancel all such options as of the effective date of any such transaction by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the exercise of all such outstanding options, without regard to any other provisions of the Plan, during the 30-day period immediately preceding such effective date, or
(iii) allow the options granted under the Plan to remain outstanding without any modifications or amendments.

               Section 5.3 Limitations on Grant of Options. Notwithstanding any
                           -------------------------------
provision contained herein to the contrary,

               (a) No Employee shall be granted an option hereunder which permits him rights to purchase stock under the Plan in excess of 500 shares for each Offering Period in which such option is outstanding at any time;

               (b) No option shall be granted to an Employee hereunder if, immediately after such option is granted, such Employee owns stock totaling five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, computed in accordance with Section 423(b)(3) of the Code; and

               (c) No Employee shall be granted an option hereunder which permits his rights to purchase stock under the Plan and under all other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company to accrue at a rate which exceeds $25,000 (or such other rate as may be prescribed from time to time by the Code) of fair market value of Company stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time, in accordance with the provisions of
Section 423(b)(8) of the Code.

               (d) Should the total number of shares of stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Administration Committee shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the stock pro-rated to such individual, shall be refunded.

               Section 5.4 Expiration of Options. The expiration date of options
                           ---------------------
granted hereunder shall be the last day of the Payroll Deduction Period with respect to which the options are granted hereunder.

               Section 5.5 Exercise of Options.  The option granted to a
                           -------------------
Participant may be exercised in accordance with the following:

               (a) By Participant While Employed. At any time during the
                   -----------------------------
Exercise Period, a Participant may exercise his option, in whole or in part, by delivering written notice of exercise to the Administration Committee or its agent, in such form and in such manner as the Administration Committee shall prescribe. Such written election shall become irrevocable on the Exercise Date. If a Participant exercises his option in part, his option shall thereupon terminate and become void to the extent of the part not exercised.

               If, on the last day of the Exercise Period, a Participant has not exercised his option in whole or in part and has not filed a written notice of election not to exercise with the

Administration Committee or its agent, such Participant shall be deemed to have exercised his option in full on the last day of the Exercise Period.

               The balance credited to a Participant's Payroll Deduction Account, after exercising his option, or after electing not to exercise such option, shall be paid to him in cash, except to the extent that any amount may be carried over to the next Exercise Date as provided in Section 4.2(b).

               (b) By Participant After Termination of Employment. If a
                   ----------------------------------------------
Participant's employment with the Employer terminates for any reason, his option hereunder shall immediately terminate and become void, and the amount credited to such Participant's Payroll Deduction Account shall be paid to him in cash.

               Section 5.6 Payment for Shares. Upon the exercise of an option,
                           ------------------
the shares of stock shall be paid for in full by the transfer of the purchase price from the amount credited to the Participant's Payroll Deduction Account to an account of the Employer. The Participant or his personal representative, if applicable, may purchase all or a part of the number of full shares which the balance credited to the Participant's Payroll Deduction Account is sufficient to purchase. Any balance credited to the Participant's Payroll Deduction Account shall be paid to the Participant in cash except to the extent that any amount may be carried over to the next Exercise Date as provided in Section 4.2(b).

               Section 5.7 Transfer of Shares Upon Exercise. The shares of
                           --------------------------------
Company stock purchased by a Participant pursuant to the exercise of an option hereunder shall be issued or transferred to him on the books of the Company on the Exercise Date. Until such time, the Participant shall have none of the rights and privileges of a stockholder in the Company with respect to shares of stock subject to an option under the Plan. As soon as practical after the Exercise Date, each Participant who purchases shares of Company stock will receive a report of such Participant's account setting forth the total payroll deductions accumulated, the number of shares purchased and the remaining cash balance to be refunded or retained in the Participant's account, if any.

               Section 5.8 Transfer of Options. No option granted under the Plan
                           -------------------
may be transferred except by will or the laws of descent and distribution and, during the lifetime of the Participant to whom granted, may be exercised only by such Participant.

               Section 5.9 Modification, Extension and Renewal of Options.
                           -----------------------------------------------
Subject to the terms and conditions and within the limitations of the Plan and
Section 423 of the Code, the Administration Committee may modify, extend or renew outstanding options granted under the Plan or accept the surrender of options outstanding hereunder (to the extent not theretofore exercised) and authorize the granting of a new option hereunder in substitution for an old option (to the extent not theretofore exercised). However, no modification of an option granted hereunder shall, without the consent of the Participant, alter or impair any rights or obligations under any option theretofore granted hereunder to such Participant under the Plan.

                                  ARTICLE VI
                           ADMINISTRATION COMMITTEE

               Section 6.1 Appointment of Committee. The Administration
                           ------------------------
Committee shall be comprised of all members of the Board of Directors who are not Employees of the Company.

               (a) Interested  Member.  Notwithstanding anything contained
                   ------------------
herein to the contrary, no member of the Administration Committee shall be eligible to participate in the Plan at any time during his term as a member of the Administration Committee.

               (b) Term. Each member of the Administration Committee shall serve
                   ----
until his successor is appointed. Any member of the Administration Committee may be removed by the Board of Directors, with or without cause, which shall have the power to fill any vacancy which may occur.

               (c) Compensation. The members of the Administration Committee
                   ------------
shall serve without compensation for services as such, but the Company shall pay all expenses of the Administration Committee.

               Section 6.2 Powers of Administration Committee. The
                           ----------------------------------
Administration Committee shall have the following powers and duties:

               (a) To direct the administration of the Plan in accordance with the provisions herein set forth;

               (b) To adopt rules of procedure and regulations necessary for the administration of the Plan, provided the rules are not inconsistent with the terms of the Plan;

               (c) To determine all questions with regard to rights of Employees and Participants under the Plan, including, but not limited to, rights of eligibility of an Employee to participate in the Plan and the amount of a Participant's option;

               (d) To enforce the terms of the Plan and the rules and regulations it adopts;

               (e) To direct the distribution of the shares of Company stock purchased pursuant to the exercise of an option granted hereunder;

               (f) To furnish the Employer with information which the Employer may require for tax or other purposes;

               (g) To engage the service of counsel (who may, if appropriate, be counsel for the Company) and agents whom it may deem advisable to assist it with the performance of its duties;

               (h) To prescribe procedures to be followed by Participants in exercising options;

               (i) To receive from the Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

               (j) To maintain, or cause to be maintained, separate Accounts in the name of each Participant to reflect the Participant's Payroll Deduction Account under the Plan;

               (k) To select a secretary, who need not be a member of the Administration Committee; and

               (l) To interpret and construe the Plan.

               Section 6.3 Manner of Action. The decision of a majority of the
                           ----------------
members of the Administration Committee appointed and qualified shall control. In case of a vacancy in the membership of the Administration Committee, the remaining members of the Committee may exercise any and all of the powers, authorities, duties and discretion conferred upon the Administration Committee pending the filling of a vacancy. The Administration Committee may, but need not, call or hold formal meetings. Any decisions made or action taken pursuant to written approval of a majority of the then members shall be sufficient. The Administration Committee shall maintain adequate records of its decisions.

               Section 6.4 Authorized Representative. The Administration
                           -------------------------
Committee may authorize any one of its members, or its secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents.

               Section 6.5 Nondiscrimination.  The Administration Committee
                           -----------------
shall administer the Plan in a uniform and nondiscriminatory manner.

               Section 6.6 Books and Records. The Administration Committee shall
                           -----------------
maintain, or cause to be maintained, records which will adequately disclose at all times the options which have been granted, to whom they have been granted, the status of the options and the number of shares of Company stock which are subject to options. The books, forms and methods of accounting shall be the responsibility of the Administration Committee.


                                  ARTICLE VII
                           AMENDMENT AND TERMINATION


               Section 7.1 Amendment.  The Company shall have the right at any
                           ---------
time and in any manner to amend, alter or suspend the Plan.

               Section 7.2 Termination. The Company shall have the right to
                           -----------
terminate the Plan at any time.

               Section 7.3 No Alteration of Rights. Notwithstanding the
                           -----------------------
foregoing provisions of this Article VII, the Company shall not amend, alter, suspend or terminate the Plan in any way which would adversely affect any Participant's rights under any option then outstanding under the Plan.

                                 ARTICLE VIII
                                 MISCELLANEOUS

               Section 8.1 Execution of Receipts and Releases. Any payment or
                           ----------------------------------
any issuance or transfer of shares of Company stock to any Participant, or to his legal representative, heirs, legatee or distributee, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Plan. The Administration Committee may require such Participant, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a receipt and release therefor in such form as it shall determine.

               Section 8.2 Plan Funds. To the extent permitted by law, all
                           ----------
amounts held by the Company for an Employee in Payroll Deduction Accounts under the Plan may be used for any corporate purpose of the Company.

               Section 8.3 No Guarantee of Interests. Neither the Administration
                           -------------------------
Committee nor the Employer guarantees the Company stock from loss or depreciation.

               Section 8.4 Payment of Expenses. All expenses incident to the
                           -------------------
design, establishment, administration, termination or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company or appropriate Employer.

               Section 8.5 Employer Records. Records of the Employer as to an
                           ----------------
Employee's or Participant's period of employment, termination of employment and the reason therefor, leaves of absence, re-employment and Compensation will be conclusive on all persons, unless determined to be incorrect.

               Section 8.6 Interpretations and Adjustments. To the extent
                           -------------------------------
permitted by law, an interpretation of the Plan and a decision on any matter within the Administration Committee's discretion made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known and the person responsible shall make such adjustment on account thereof as he considers equitable and practicable.

               Section 8.7 Uniform  Rules.  In the administration of the Plan,
                           --------------
uniform rules will be applied to all Participants similarly situated.

               Section 8.8 No Rights Implied. Nothing contained in the Plan or
                           -----------------
any modification or amendment to the Plan or in the creation of any Payroll Deduction Account, or the issuance of any option or shares of Company stock pursuant to such option, shall give any Employee or Participant any right to continue employment, any legal or equitable right against the Company, any other Employer, or any officer, director or Employee of the Company or any Employer, except as expressly provided by the Plan.

               Section 8.9 Information. The Employer shall, upon request or as
                           -----------
may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Administration Committee to perform its duties and functions under the Plan. The Employer's records as to the current information the Employer furnishes to the Administration Committee shall be conclusive as to all persons, unless determined to be incorrect.

               Section 8.10 No Liability. The Employer assumes no obligation or
                            ------------
responsibility to any of the Employees, Participants, or personal representatives, heirs, legatees or distributees for any act of, or failure to act, on the part of the Administration Committee.

               Section 8.11 No Liability for Good Faith Determinations. Neither
                            ------------------------------------------
the members of the Board of Directors nor any member of the Administration Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any option granted under it, and members of the Board of Directors and the Administrative Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

               Section 8.12 Company Action. Any action required of the Company
                            --------------
or any Employer shall be by resolution of its Board of Directors or by a person authorized to act by board resolution.

               Section 8.13 Severability. In the event any provision of the
                            ------------
Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

               Section 8.14 Notice. Any notice required to be given herein by
                            ------
the Employer or the Administration Committee shall be deemed delivered, when (a) personally delivered or (b) placed in the United States mails, in an envelope addressed to the last known address of the person to whom the notice is given.

               Section 8.15 Waiver of Notice. Any person entitled to notice
                            ----------------
under the Plan may waive the notice.

               Section 8.16 Successors. The Plan shall be binding upon all
                            ----------
persons entitled to options under the Plan, their respective heirs, legatees and legal representatives, upon the Employer, its successors and assigns, and upon the Administration Committee and their successors.

               Section 8.17 Headings. The titles and headings of Articles and
                            --------
Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

               Section 8.18 Governing Law. All questions arising with respect to
                            -------------
the provisions of this Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by Federal statute. The obligation of the Company to sell and deliver stock under the Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale or delivery of such stock.